UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2018

LONE STAR GOLD, INC.

(Exact name of registrant as specified in its charter)

           Nevada

(State or Other Jurisdiction of Incorporation)

      000-54509

         45-2578051

(Commission File Number)

(IRS Employer Identification No.)

               20311 Chartwell Center Drive, Suite 14769, Cornelius, North Carolina

        28031

                                      (Address of Principal Executive Offices)

(Zip Code)

             (704) 790-9799

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

ITEM 4.01

CHANGES IN REGISRANT’S CERTIFYING ACCOUNTANT.

As disclosed in the Current Report on Form 8-K of Lone Star Gold, Inc. (the “Company”) filed on February 16, 2018, the Company engaged Thayer O’Neal Company, LLC (the “New Accounting Firm”) as independent registered public accounting firm for the Company on or about February 12, 2018. On or about November 28, 2018, the Company discussed its retention of the New Accounting Firm with LBB & Associates Ltd., LLP (the “Former Accounting Firm”), and formally dismissed the Former Accounting Firm as the Company’s independent registered public accounting firm.

The Former Accounting Firm’s reports on our financial statements for the last two fiscal years audited by the Former Accounting Firm, the years ended December 31, 2012, and December 31, 2013, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting, except that the reports contained an explanatory paragraph stating that there was substantial doubt about our ability to continue as a going concern. The Former Accounting Firm has not issued a report on the Company’s financial statements for either of the past two years.

Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

During the two most recent fiscal years ended December 31, 2017, and December 31, 2018, there have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accounting Firm would have caused them to make reference thereto in their report on the financial statements.

We have authorized the Former Accounting Firm to respond fully to the inquiries of the successor accountant.

We provided a copy of the foregoing disclosures to the Former Accounting Firm prior to the date of the filing of this report and requested that the Former Accounting Firm furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report:

16.1

Letter from the Former Accounting Firm, dated February 7, 2019 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2019

Lone Star Gold, Inc.

By: /s/ William Alessi

William Alessi

Chief Executive Officer